UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 25, 2010

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company today disclosed the following information on its website at www.generalmaritimecorp.com:

Currently, 43% of the Company’s expected operating days for 2010 have been booked on time charters at a TCE of approximately $24,000 per day.  The Company’s contracted revenue for 2010 is approximately $108,000,000 and represents 65% of estimated core fixed costs on time chartered vessels.

The Company has booked charter rates of approximately $35,422 per day for 75% of the total number of days that its Suezmax vessels are expected to be available for hire in the spot market in the Company’s first quarter ending March 31, 2010.  The Company has booked charter rates of approximately $27,325 per day for 56% of the total number of days that its Aframax vessels are expected to be available for hire in the spot market in the Company’s first quarter ending March 31, 2010.

Core fixed costs, as used by the Company’s management, is direct vessel operating expenses under time charters, general and administrative expenses excluding restricted stock amortization, drydock capital expenditures, and interest expense. Core fixed costs as used herein do not represent all of the Company’s expenses and may not be comparable to similar terms used by other companies.

Direct vessel operating expenses under time charters are based on management’s estimates and budgets submitted by the Company’s technical managers. The Company believes direct vessel operating expenses are best measured for comparative purposes over a 12-month period. Projected direct vessel operating expenses for 2010 for our General Maritime Subsidiary vessels are based on the Company’s 2009 budget plus a 3% cost inflator. Projected direct vessel operating expenses for the Arlington vessels are based upon the actual amounts set forth in their management contracts or, in the case of those vessels with expired contracts, a budget provided by third-party technical management service providers plus a 3% cost inflator upon expiration. General and administrative expenses excluding restricted stock amortization are based on the Company’s 2009 budget plus a 2% cost inflator. Drydock capital expenditures consist only of drydock costs and exclude any other capital expenditures such as vessel purchases. Drydocking projections for 2010 represent the Company’s total drydocking budget for 2010 including capital improvements as estimated by our technical managers. We estimate that 11 of our vessels will undergo scheduled maintenance capital expenditures in 2010. Interest expense is calculated based on management’s estimate of the total debt outstanding for the year times LIBOR plus the relevant margin over the period with respect to our 2005 Credit Facility and 12% with respect to our Senior Notes.

The Company also made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2010 with respect to the following items:

2010 Estimate

General and Administrative Expenses (1)	$38,000,000
Restricted Stock Compensation Expense (1)	8,000,000
Daily Direct Vessel Operating Expenses (2)	94,000,000
- Aframax per day	8,419
- Suezmax per day	8,278
- VLCC per day	12,128
- Panamax per day	6,890
- Handymax per day	6,522
Drydock Costs (3)	25,000,000
- Drydocking	17,900,000
- Capital Improvements and In-Water Surveys	6,700,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary. Estimated restricted stock compensation expense is based on grants made through December 2009 and excludes any grants for 2010.

(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management department.

(3) Estimated Drydocking represents budgeted drydocking expenditure and timing based on management estimates. Eleven vessels are scheduled for drydocking in 2010.  The Company estimates a total of approximately 300 offhire days for 2010.

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The Company’s estimates are subject to change, and actual results may differ significantly from these estimates.

 “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2008 and its subsequent reports on Form 10-Q and Form 8-K. Share repurchases may be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of purchases under the Company’s share repurchase program will be determined by management based upon market conditions and other factors. Purchases may be made pursuant to a program adopted under Rule 10b5-1 under the Securities Exchange Act. The program does not require the Company to purchase any specific number or amount of shares and may be suspended or reinstated at any time in the Company's discretion and without notice. Repurchases will be subject to the restrictions under the Company's existing credit facility. The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President

Date: February 25, 2010